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                                  EXHIBIT 23.3

                        Consent of Deloitte & Touche LLP

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-63894, 333-52036 and 333-35612 on Forms S-8 of BarPoint.com, Inc. of our
report dated March 19, 2002, appearing in this Annual Report on Form 10-KSB of BarPoint.com, Inc. for the year ended December 31, 2002.


DELOITTE & TOUCHE LLP

Miami, Florida
March 26, 2003